Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) is the type that the Company treats as private or confidential.

AMENDMENT NO. 1 TO DEPOSIT ACCOUNT CONTROL AGREEMENT

THIS AMENDMENT NO. 1 TO DEPOSIT ACCOUNT CONTROL AGREEMENT (the “Amendment”) is dated this 15th day of September, 2026, by and between Faraday Future Intelligent Electric Inc., a Delaware corporation with offices located at 1990 E Grand Ave., El Segundo, CA 90245 (the “Company”), [***] (the “Lender”), and East West Bank (the “Bank”). Capitalized terms used but not defined herein shall have the meaning set forth in the DACA (as defined below).

WHEREAS, on May 15, 2026, the Company entered into that certain securities purchase agreement (as amended, supplemented or otherwise modified prior to the date hereof, the “SPA”) with the Lender, pursuant to which the Company agreed to sell, and the Lender agreed to purchase, among others, that certain Senior Convertible Note (as amended on or prior to the date hereof, the “Note”) in the original principal amount of $10,000,000;

WHEREAS, the Lender has converted $671,010 of the original principal amount of the Note such that the outstanding principal amount of the Note is $9,328,990;

WHEREAS, in connection with the Note and the SPA, the Company entered into that certain Deposit Account Control Agreement dated May 15, 2026 (the “DACA”) with the Lender and the Bank establishing a Holder Control Account (the “Account”);

WHEREAS, the Company, the Lender and the Bank desire to amend the DACA to authorize and direct the release of Five Million Dollars ($5,000,000) from the Account to the Lender as a prepayment of the Company’s outstanding obligations under the Note; and

WHEREAS, this Amendment is being entered into concurrently with that certain Amendment No. 1 to Convertible Note, by and between the Company and the Lender (the “Note Amendment”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Lender, and the Bank hereby agree as follows:

Section 1. Amendment to the DACA.

1.1 Notwithstanding the terms of the DACA, the Lender hereby instructs and authorizes the Bank to release and transfer the amount of Five Million Dollars ($5,000,000) (the “Release Amount”) from the Account to the Lender as a partial prepayment and reduction of the outstanding obligations under the Note. Such release shall occur within five (5) Business Days following the Effective Date (as defined below).

1.2 The Release Amount shall be transferred to the Lender in accordance with the following wire instructions:

Bank: [***]

ABA/SWIFT: [***]

Account Name: [***]

Account Number: [***]

Reference: [***]

Section 2. Effectiveness. This Amendment is effective (the “Effective Date”) as of the time of execution of this Amendment and the Note Amendment.

Section 3. Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be construed under the laws of the State of Delaware, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company, the Lender and the Bank each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Amendment shall be litigated only in the state and federal courts sitting in the City of Wilmington, New Castle County, State of Delaware. The Company, the Lender, and the Bank each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of Delaware by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE LENDER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AMENDMENT.

Section 4. Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same Amendment and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not an electronic signature.

Section 5. Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment in that jurisdiction or the validity or enforceability of any provision of this Amendment in any other jurisdiction.

Section 6. Ratification. Except as otherwise expressly provided herein, the Transaction Documents (as defined in the SPA), are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

Section 7. Obligations of the Company. Nothing in this Amendment is intended to, or shall be construed to, impose any additional obligations on the Company other than the obligations expressly set forth in the Transaction Documents (as defined in the SPA) as in effect immediately prior to the Effective Date, as amended by the Note Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Jiawei Wang
Name:	Jiawei Wang
Title:	Global Executive Chairman

[Company signature page to the Amendment]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE LENDER:

[***]

By:	[***]
Name:	[***]
Title:	[***]

ADDRESS:

[***]

[Lender signature page to the Amendment]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE BANK:

EAST WEST BANK

By:	/s/ Ni Ni Mar
Name:	Ni Ni Mar
Title:	Vice President and Branch Manager

ADDRESS:

27421 Hawthorne Blvd
Palos Verdes Peninsula
CA 90274

[Bank signature page to the Amendment]